Exhibit 99.1

Bruker Announces Second Quarter 2025 Preliminary Results,

Plans to Hold Q2 Earnings Conference Call on August 4, 2025

BILLERICA, Massachusetts— July 21, 2025— Bruker Corporation (Nasdaq: BRKR) today announced preliminary revenue for the second quarter ended June 30, 2025 in a range of $795 - $798 million, which implies approximately flat reported revenue year-over-year. Bruker estimates that its non-GAAP organic revenue in the second quarter of 2025 declined approximately 7% year-over-year, with constant-exchange rate revenue declining approximately 3%.

Second quarter 2025 bookings reflect weak academic demand, as well as softness in the U.S. biopharma market. Second quarter 2025 non-GAAP EPS is expected in the $0.32 - $0.34 range, representing approximately a $0.19 per share decline year-over-year, including a $0.06 foreign currency headwind.

Bruker plans to host its earnings conference call and webcast on Monday, August 4, 2025 at 8:30 a.m. EDT to discuss second quarter 2025 financial results, business developments and on-going cost actions.

Second Quarter 2025 Earnings Conference Call and Webcast

To listen to the webcast, investors can go to https://ir.bruker.com and click on the “Q2 2025 Earnings Webcast” hyperlink in the “Events & Presentations” section. A slide presentation will be referenced during the webcast and will be posted to the Company’s website shortly before the webcast begins.

Investors can also listen to the earnings webcast via telephone by dialing 1-888-437-2685 (U.S. toll free) or +1-412-317-6702 (international) and referencing “Bruker’s Second Quarter 2025 Earnings Conference Call”.

Bruker is enabling investors to pre-register for the earnings conference call so that they can expedite their entry into the call and avoid the need to wait for a live operator. In order to pre-register for the call, investors can visit https://dpregister.com/sreg/10201556/ff9786870c and enter their contact information. Investors will then be issued a personalized phone number and PIN to dial into the live conference call. Individuals can pre-register any time prior to the start of the conference call on August 4.

A telephone replay of the conference call will be available by dialing 1-877-344-7529 (U.S. toll free) or +1-412-317-0088 (international) and entering replay access code: 6958777. The replay will be available, beginning one hour after the end of the conference call through September 4, 2025.

About Bruker Corporation – Leader of the Post-Genomic Era (Nasdaq: BRKR)

Bruker is enabling scientists and engineers to make breakthrough post-genomic discoveries and develop new applications that improve the quality of human life. Bruker’s high-performance scientific instruments and high value analytical and diagnostic solutions enable scientists to explore life and materials at molecular, cellular, and microscopic levels. In close cooperation with our customers, Bruker is enabling innovation, improved productivity, and customer success in post-genomic life science molecular and cell biology research, in applied and biopharma applications, in microscopy and nanoanalysis, as well as in industrial and cleantech research, and next-gen semiconductor metrology in support of AI. Bruker offers differentiated, high-value life science and diagnostics systems and solutions in preclinical imaging, clinical phenomics research, proteomics and multiomics, spatial and single-cell biology, functional structural and condensate biology, as well as in clinical microbiology and molecular diagnostics. For more information, please visit www.bruker.com.

Preliminary Financial Information

The anticipated results discussed in this press release are based on management’s preliminary, unaudited analysis of financial results for the quarter ended June 30, 2025. As of the date of this press release, Bruker has not completed its quarter end procedures for such period, and the Company’s independent registered accounting firm has not reviewed the preliminary financial data discussed in this press release. During the course of the Company’s quarter-end closing procedures and review process, the Company may identify items that would require it to make adjustments, which may be material to the information presented above. As a result, the estimates above constitute forward-looking information and are subject to risks and uncertainties, including possible adjustments to preliminary operating results.

Use of Non-GAAP Financial Measures

To supplement this preliminary consolidated financial information, which is prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP), we also refer to organic revenue growth, a non-GAAP financial measure. We define the term organic revenue as GAAP revenue excluding the effect of changes in foreign currency translation rates and the effect of acquisitions and divestitures, and believe it is a useful measure to evaluate our continuing business.

The presentation of non-GAAP financial measures is not intended to be a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies, and therefore, may not be comparable among companies. We believe this non-GAAP financial measure provides meaningful supplemental information regarding our performance. However, we urge investors not to rely on any single financial measure to evaluate our business. Specifically, management believes that the non-GAAP measures mentioned above provide relevant and useful information which is widely used by analysts, investors and competitors in our industry, as well as by our management, in assessing both consolidated and business unit performance.

We use this and other non-GAAP financial measures to evaluate our period-over-period operating performance because our management believes this provides a more comparable measure of our continuing business by adjusting for certain items that are not reflective of the underlying performance of our business. This measure may also be useful to investors in evaluating the underlying operating performance of our business and forecasting future results. We regularly use non-GAAP financial measures internally to understand, manage, and evaluate our business results and make operating decisions. We also measure our employees and compensate them, in part, based on certain non-GAAP measures and use this information for our planning and forecasting activities.

Forward Looking Statements

Any statements contained in this press release which do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our preliminary second quarter financial results; and statements found under the “Use of Non-GAAP Financial Measures” section of this release. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, the completion of our quarter-end closing procedures and review process, the length and severity of any recession and the impact on global economic conditions, the impact of supply chain challenges, including inflationary pressures, the impact of geopolitical tensions and any sanctions, including any reduction in natural gas exports from Russia resulting from its ongoing conflict with Ukraine and resulting market disruptions, such as higher prices for and reduced availability of key metals used in our products, the conflict in Israel, Palestine and surrounding areas and the possible expansion of such conflicts and potential geopolitical consequences, the ongoing tensions between the United States and China, tariff and trade policy changes, and the increasing potential of conflict involving countries in Asia that are critical to our supply chain operations, such as Taiwan and China, continued volatility in the capital markets, the impact of increased interest rates, the integration and assumption of liabilities of businesses we have acquired or may acquire in the future, including our recent acquisitions of PhenomeX, ELITech, Chemspeed, and NanoString, our restructuring and cost-control initiatives, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing and outsourcing, competition, dependence on collaborative partners, key suppliers and third party distributors, capital spending and government funding policies, changes in governmental regulations, intellectual property rights, litigation, exposure to foreign currency fluctuations, the impact of foreign currency exchange rates, our ability to service our debt obligations and fund our anticipated cash needs, the effect of a concentrated ownership of our common stock, loss of key personnel, payment of future dividends and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission, or SEC. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2024, as may be updated by our quarterly reports on Form 10-Q. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

Contact:

Joe Kostka

Director, Investor Relations

Bruker Corporation

T: +1 (978) 313-5800

E: Investor.Relations@bruker.com